UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 5, 2004
                         Commission file number 0-11716

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                           [LOGO]
                           COMMUNITY BANK SYSTEM, INC.
             (Exact name of registrant as specified in its charter)

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                             New York Stock Exchange
                   (Name of Each Exchange on Which Registered)

                  Delaware                                 16-1213679
(State or other jurisdiction of incorporation) (IRS Employer Identification No.)

5790 Widewaters Parkway, DeWitt, New York                  13214-1883
(Address of principal executive offices)                    (Zip Code)

                                 (315) 445-2282
              (Registrant's telephone number, including area code)

                        ---------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

Institutional Shareholder Services ("ISS") requested that Community Bank System, Inc. provide ISS with additional information about tax fees that Community Bank System, Inc. reported in its proxy statement for its 2004 Annual Meeting of Shareholders. ISS further requested that Community Bank System, Inc. publish this information either in an 8-K filing or in a press release. The following is the information we provided to ISS:

                        FEES PAID TO INDEPENDENT AUDITORS

The following table sets forth fees billed by PricewaterhouseCoopers LLP for services rendered for the fiscal year ended December 31, 2003:

            Audit fees                                         $200,000
            Audit-related fees                                  103,645
            Tax fees-preparation and compliance                  53,500
                                                               --------
              Total audit, audit related and tax preparation
                 and compliance fees                            357,145
                                                               --------

            Other non-audit fees:
              Tax fees-other                                    283,401
              All other fees                                      5,000
                                                               --------
                Total-other fees                                288,401
                                                               --------
                   Total-fees                                  $645,546
                                                               ========

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                                   SIGNATURES

Pursuant to the requirements of The Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           Community Bank System, Inc.


Date: May 5, 2004                       /s/ Mark E. Tryniski
                                        ----------------------------------------
                                        Mark E. Tryniski, Treasurer, Chief
                                        Operating Officer and Chief Financial
                                        Officer